UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2023
Skyworks Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-05560	04-2302115
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

5260 California Avenue	Irvine	California	92617
(Address of principal executive offices)			(Zip Code)

(949)	231-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	SWKS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)
In connection with the appointment of Philip Carter as principal accounting officer (as described below), on May 10, 2023, Kris Sennesael, the Senior Vice President and Chief Financial Officer and the principal accounting and financial officer of Skyworks Solutions, Inc. (the “Company”), ceased to serve as the Company’s principal accounting officer, effective as of such date. Mr. Sennesael continues to serve as the Senior Vice President and Chief Financial Officer and the principal financial officer of the Company.
(c)
On May 10, 2023, the Board of Directors of the Company (the “Board”) appointed Philip Carter, age 45, to serve as the principal accounting officer of the Company, effective as of such date. Mr. Carter has served as the Company’s Vice President, Corporate Controller since February 2017. Mr. Carter is a certified public accountant and holds a B.S. in Accounting from California State University, Fullerton and an MBA from the University of Southern California.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 10, 2023, the Board amended and restated the Company’s Third Amended and Restated By-laws, as amended (as amended and restated, the “Fourth Amended and Restated By-laws”), effective immediately. The amendments effected by the Fourth Amended and Restated By-laws include:
•Revising and enhancing, in light of the universal proxy rules adopted by the Securities and Exchange Commission, procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submission of proposals regarding other business at stockholder meetings by:
◦Requiring additional background information, disclosures and certain representations from proposing stockholders and beneficial owners and the respective affiliates and associates of, or others acting in concert with, such stockholders and such beneficial owners (each, a “Stockholder Associated Person”);
◦Providing that if any stockholder, beneficial owner and/or Stockholder Associated Person that intends to solicit proxies in support of any nominees other than the Company’s nominees provides the notice and information required by Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), then such stockholder, beneficial owner and/or Stockholder Associated Person, upon request by the Company, must provide to the Company no later than five business days prior to the applicable meeting, reasonable evidence that it has met the requirements of soliciting the holders of shares of at least 67% of the voting power of shares entitled to vote on the election of directors and including a statement to that effect in the proxy statement or form of proxy; and
◦Providing that if any stockholder, beneficial owner and/or Stockholder Associated Person fails to comply with the requirements of Rule 14a-19 under the Exchange Act (or fails to timely provide reasonable evidence sufficient to satisfy the Company that such requirements have been met), then the Company will be permitted to disregard the nomination of each of the director nominees proposed by such stockholder, beneficial owner and/or Stockholder Associated Person and any proxies or votes solicited for such nominees;
•Requiring that any person directly or indirectly soliciting proxies from the Company’s stockholders use a proxy card color other than white, the color white being reserved for the exclusive use of the Board;
•Eliminating certain former provisions, including a provision for mandatory indemnification of all employees and agents as well as a provision requiring certain named officers to sign physical stock certificates;
•Adding emergency by-law provisions designed to facilitate the taking of valid corporate action during an emergency, disaster, catastrophe, or other similar emergency condition;
•Addressing adjournment of stockholder meetings relying on remote communication due to a technical failure;
•Providing for director resignation by electronic transmission;
•Revising the definition of “change of control” as used in indemnification provisions for determining when independent legal counsel will determine whether directors and officers are entitled to indemnification;
•Eliminating the former requirement that the list of stockholders entitled to vote at a stockholder meeting also be made available during the actual meeting;
•Adding language regarding the ability to have separate record dates for who is entitled to notice of a stockholder meeting versus who is entitled to vote at that meeting; and
•Clarifying that the chairperson of a meeting of stockholders may adjourn such meeting for any reason and adding other clarifications around the conduct of stockholder meetings.
The Fourth Amended and Restated By-laws also include various other updates, including changes to coordinate with the General Corporation Law of the State of Delaware and other certain technical, conforming and clarifying changes.
The foregoing description of the Fourth Amended and Restated By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amended and Restated By-laws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of the Company held on May 10, 2023 (the “Annual Meeting”), the Company’s stockholders were asked to consider and vote on six proposals that are described in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on March 24, 2023, in connection with the Annual Meeting (the “Proxy Statement”). The results of the voting on each of those proposals were as follows:

1. The Company’s stockholders elected each of Alan S. Batey, Kevin L. Beebe, Liam K. Griffin, Eric J. Guerin, Christine King, Suzanne E. McBride, David P. McGlade, Robert A. Schriesheim, and Maryann Turcke to serve as a director of the Company until the next annual meeting of the Company’s stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

The voting results with respect to each director elected at the Annual Meeting are set forth in the following table:

Nominees	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Alan S. Batey	111,192,513	2,594,300	178,096	18,315,369
Kevin L. Beebe	104,285,213	9,504,418	175,278	18,315,369
Liam K. Griffin	103,841,635	9,935,729	187,545	18,315,369
Eric J. Guerin	111,772,845	2,017,806	174,258	18,315,369
Christine King	107,093,186	6,708,037	163,686	18,315,369
Suzanne E. McBride	111,830,922	1,975,914	158,073	18,315,369
David P. McGlade	103,537,279	10,243,991	183,639	18,315,369
Robert A. Schriesheim	106,829,275	6,912,951	222,683	18,315,369
Maryann Turcke	111,695,260	2,093,585	176,064	18,315,369

2. The Company’s stockholders ratified the selection by the Company’s Audit Committee of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s 2023 fiscal year.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
123,998,968	8,140,550	140,760	0

3. The Company’s stockholders voted to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
89,869,029	23,790,612	305,268	18,315,369

4. The Company’s stockholders voted to approve, on an advisory, non-binding basis, a frequency of “one year” for future advisory votes on the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Votes Abstain	Broker Non-Votes
111,298,273	276,292	2,191,010	199,334	18,315,369

5. The Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”), to reflect new Delaware law provisions regarding exculpation of officers. The Certificate of Amendment was filed with the Secretary of State of the State of Delaware on May 11, 2023.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
96,586,638	17,102,323	275,948	18,315,369

6. The Company’s stockholders voted to approve a stockholder proposal regarding simple majority vote.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
89,834,742	21,358,791	2,015,747	19,051,399

After consideration of the results of the advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, the Board determined that the Company will continue its current practice of holding a non-binding stockholder advisory vote on the compensation of its named executive officers on an annual basis.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
3.1	Fourth Amended and Restated By-laws of Skyworks Solutions, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyworks Solutions, Inc.

May 12, 2023	By:	/s/ Robert J. Terry
	Name:	Robert J. Terry
	Title:	Senior Vice President, General Counsel and Secretary